ALLOGENE THERAPEUTICS, INC.
Shares of Common Stock
($0.001 par value)

AMENDMENT NO. 2 TO THE SALES AGREEMENT
November 2, 2023
Cowen and Company, LLC
599 Lexington Avenue
New York, NY 10022

To the addressee set forth above:
Reference is made to the Sales Agreement, dated November 5, 2019, as amended by Amendment No.1 to the Sales Agreement (the “Amendment No. 1”), dated November 2, 2022 (as amended, the “Agreement”) by and between Allogene Therapeutics, Inc., a Delaware corporation (the “Company”), and Cowen and Company, LLC (the “Agent”). The Company and the Agent (collectively, the “Parties”) wish to amend the Agreement, pursuant to Section 15 of the Agreement, to remove the specified aggregate dollar amount of Placement Shares that may be issued and sold from time to time under the Agreement (this “Amendment”). The Parties therefore hereby agree as follows:

1.The lead in to Section 1 and the first and second paragraphs of Section 1 of the Agreement are hereby amended and restated in their entirety to read as follows:

Allogene Therapeutics, Inc., a Delaware corporation (the “Company”), confirms its agreement (this “Agreement”) with Cowen and Company, LLC (“Cowen”), as follows:

Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through Cowen, acting as agent and/or principal, shares (the “Placement Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to the limitations set forth in Section 5(c) of this Agreement. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitation set forth in this Section 1 on the number or dollar amount of shares of Common Stock issued and sold under this Agreement shall be the sole responsibility of the Company, and Cowen shall have no obligation in connection with such compliance. The issuance and sale of Common Stock through Cowen will be effected pursuant to the Registration Statement (as defined below) filed by the Company with the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement (as defined below) to issue the Common Stock.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the

“Securities Act”), with the Commission an automatic registration statement on Form S-3 on November 2, 2022 (File No. 333-268117), including a base prospectus, relating to certain securities, including the Common Stock, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company prepared a prospectus supplement specifically relating to the Placement Shares (the “Prior Prospectus Supplement”) to the base prospectus that was included as part of such registration statement. On or about the date of Amendment No. 2 to this Agreement, the Company has filed or will file a new prospectus supplement specifically relating to the Placement Shares (the “Initial Prospectus Supplement”) and may subsequently prepare additional prospectuses or prospectus supplements relating to the Placement Shares (together with the Initial Prospectus Supplement, each a “Prospectus Supplement” and collectively, the “Prospectus Supplements”). For the avoidance of doubt, no further Placement Shares will be issued or sold pursuant to the Prior Prospectus Supplement. The Company has furnished to Cowen, for use by Cowen, copies of the prospectus to be included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Placement Shares. Except where the context otherwise requires, such registration statement, and any post-effective amendment thereto, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B or 462(b) of the Securities Act, or any subsequent registration statement on Form S-3 filed under the Securities Act by the Company with respect to the Placement Shares, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the Placement Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”).
2.A new Section 5(c) is added to read as follows:
Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate number or gross sales proceeds of Placement Shares sold pursuant to this Agreement would exceed the lesser of: (i) the number or dollar amount of Common Stock registered pursuant to, and available for offer and sale under, the Registration Statement as in effect at such time pursuant to which the offering of Placement Shares is being made, (ii) the number of authorized but unissued shares of Common Stock of the Company (less Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), (iii) the number or dollar amount of Common Stock permitted to be offered and sold by the Company under Form S-3 (including General Instruction I.B.6. thereof, if such instruction is applicable), (iv) the number or dollar amount of Common Stock the Company’s board of directors or a duly authorized committee thereof has authorized to issue and sell from time to time, and notified to Cowen in writing, or (v) the dollar amount of Common Stock for which the Company has filed the Prospectus Supplement (the lesser of (i), (ii), (iii), (iv) and (v), the “Maximum Amount”). Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company’s board of directors or a duly authorized committee thereof, and notified to Cowen in writing. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that compliance with the limitations set forth in this Section 5(c) on the number or dollar amount of Placement Shares that may be issued and sold under this Agreement from time to time shall be the sole responsibility of the Company, and that Cowen shall have no obligation in connection with such compliance. Each Placement Notice delivered hereunder shall be deemed to be a representation by the Company to Cowen of compliance with this Section 5(c).

3.A new Section 21 is added to read as follows:

Recognition of the U.S. Special Resolution Regimes.

(a)In the event that Cowen is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from Cowen of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)In the event that Cowen is a Covered Entity and Cowen or a BHC Act Affiliate of Cowen becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against Cowen are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution

(c)For purposes of this Section 21; (a) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k), (b) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b), (c) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable, and (d) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
4.Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.
5.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
6.Agreement Remains in Effect. Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect. As amended hereby, the Agreement is ratified and confirmed in all respects.

    Terms used herein but not otherwise defined are used herein as defined in the Agreement.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof; whereupon this instrument, along with all counterparts, will become a binding agreement by the Company and the Agent in accordance with its terms.

Very truly yours,
ALLOGENE THERAPEUTICS, INC.

By:    /s/ Geoffrey Parker
Name: Geoffrey Parker
Title: Chief Financial Officer

[Signature Page to Sales Agreement Amendment No.2]

The foregoing Amendment No. 2 to
the Agreement is hereby confirmed
and accepted as of the date first
written above.

COWEN AND COMPANY, LLC

By:     /s/ Michael Murphy
    Name: Michael Murphy
    Title: Managing Director

[Signature Page to Sales Agreement Amendment No. 2]